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                                                           Exhibit 99.B10


                                     [LETTERHEAD]


                                  November 15, 1996

Kristi Rojohn
5400 University Avenue
West Des Moines, Iowa  50266

              RE: FBL VARIABLE INSURANCE SERIES FUND
                   FILE NO. 33-12791

Gentlemen:

              We hereby consent to the reference to our name as legal counsel in the Prospectus and the Statement of Additional Information, filed as part of the Post-Effective Amendment No. 13 to the N-1A Registration Statement for the FBL Variable Insurance Series Fund. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                  Very truly yours,

                                  SUTHERLAND, ASBILL & BRENNAN, L.L.P.


                                  By:  /s/ Stephen E. Roth
                                       ------------------------
                                       Stephen E. Roth